 CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Funds Trust- Salomon Brothers National Tax Free Bond Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.      The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.      The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Salomon Funds Trust-	Salomon Funds Trust-
Salomon Brothers National Tax Free	Salomon Brothers National Tax Free
Bond Fund	Bond Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: March 10, 2005	Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Funds Trust- Salomon Brothers California Tax Free Bond Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.      The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.      The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Salomon Funds Trust-	Salomon Funds Trust-
Salomon Brothers California Tax Free	Salomon Brothers California Tax Free
Bond Fund	Bond Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: March 10, 2005	Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Funds Trust- Salomon Brothers New York Tax Free Bond Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.     The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Salomon Funds Trust-	Salomon Funds Trust-
Salomon Brothers New York Tax Free	Salomon Brothers New York Tax Free
Bond Fund	Bond Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: March 10, 2005	Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Funds Trust- Salomon Brothers Mid Cap Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.      The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.      The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Salomon Funds Trust-	Salomon Funds Trust-
Salomon Brothers Mid Cap	Salomon Brothers Mid Cap
Fund	Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: March 10, 2005	Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.